Exhibit 10.97

Principal Debt and Real Estate Mortgage Contract

(Specific to Real Estate Registration)

Mortgagor: Beijing Shineco Chongshi Information Consulting Co., Ltd. (hereinafter referred to as Party A)

Address: 519, 5th Floor, Building 2, Yard 9, Huatuo Road, Daxing District, Beijing

Mortgagee: Guo Weiqing (hereinafter referred to as Party B)

ID number: [   ]

Address: No.2, 7th Street, Huaxinli Community, Xinhua Road, Renqiu City, Hebei Province

Both Party A and Party B have reached an agreement through consultation to apply to the real estate registration agency for the establishment of ☑ mortgage registration □ mortgage notice registration □ pre purchase commodity housing mortgage notice registration.

Article 1: Details of Principal Creditor’s Rights

1. Amount and currency of main debt: RMB 13.6 million

2. Debt performance period: May 23, 2023 to May 22, 2024

Article 2: Mortgage Details

1. ☐ Real Estate Ownership Certificate No.: Jing (2023) Chao Real Estate Ownership No. 0052295

Or ☐ Real estate pre notice registration certificate number (pre purchase commercial housing pre notice registration certificate):

2. Real estate unit number: 110105 001001 GB00442 F00090182

3. Location of mortgaged real estate: 3106, 27th floor, Building 23, No. 39 East Third Ring Middle Road, Chaoyang District

4. Mortgage real estate construction area: 279.53 square meters

5. Amount of guaranteed principal creditor’s rights: RMB 13.6 million

6. Guarantee scope: principal

7. Debtor:

8. Note: Is there any agreement prohibiting or restricting the transfer of mortgaged real estate: Yes

9. Remarks:

Article 3: Special Provisions

1. Both Party A and Party B jointly confirm that this contract is only the main creditor’s rights and mortgage contract for the purpose of applying to the real estate registration agency for □ mortgage registration □ mortgage notice registration □ pre purchase commodity housing mortgage notice registration. Unless otherwise agreed by both parties, it shall not be used for any other purpose.

2. Both Party A and Party B jointly promise that the content filled out in this contract is true and accurate. If there is any falsehood, both parties shall resolve the dispute on their own and are willing to bear the legal responsibility for the false declaration.

3. Any matters not covered in this contract shall be separately agreed upon by both parties.

Article 4: Miscellaneous

1. This contract has the same legal effect as the relevant contracts signed by Party A, Party B, and relevant parties. If there are conflicts or contradictions between other relevant contracts and this contract, this contract shall prevail.

2. This contract shall come into effect after being signed (stamped) by both parties.

3. This contract is made in triplicate, with Party A holding one copy, Party B holding one copy, and the real estate registration agency filing one copy.

Party A (signature or official seal): Party B (signature or official seal):

Agent: Agent:

June 6, 2023 June 6, 2023

Explanation: 1. This demonstration text is only for the reference of the mortgagor and mortgagee.

2. ☐ Both Party A and Party B shall check and confirm.

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